                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 25, 2006

                                   SWMX, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                      333-130586                     20-5296949
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 (State or other            (Commission File Number)            (IRS Employer
   jurisdiction                                              Identification No.)
of incorporation)

         1 Bridge Street
         Irvington, NY                                               10533
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4  (c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

         On July 27, 2006, SWMX, Inc. (the "Company"), formerly Edgemont
Resources Corp., filed a Form 8-K (the "Original Report"), pursuant to which, among other things, the Company reported under Item 2.01 thereto that it had completed its acquisition of Soft Wave Media Exchange, Inc. ("SoftWave"), a
Delaware corporation, pursuant to the terms of an Agreement and Plan of Merger, dated July 26, 2006, and as a result of which a newly-formed subsidiary of the
Company merged with SoftWave, with SoftWave surviving as a wholly owned subsidiary of the Company.

         This Form 8-K/A amends the Original Report to supplement the
"Management's Discussion and Analysis or Plan of Operation" previously included in Item 2.01 and to include the Company's financial statements as required by
Item 9.01(a) of Form 8-K.

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

         The following discussion reflects management's analysis of the operating history of SWMX, Inc., SoftWave Media Exchange, Inc. and its predecessor entity, Soft Wave Media, LLC. As such, the discussion only represents management's current assessment of the operations of the business.
Since these operations began only recently, management is unable to evaluate its performance against comparable periods from prior periods. There can be no implication that the results discussed herein will necessarily continue into the future, or that any of the conclusions expressed below will necessarily be indicative of actual operating results in the future. This discussion should be read in conjunction with the audited financial statements of Soft Wave Media,
LLC for the period from inception (August 23, 2005) through December 31, 2005 as well as SoftWave's unaudited financial statements for the three and six months ended June 30, 2006. This discussion contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, or the
Securities Act, and Section 21E of the Exchange Act and the Private Securities
Litigation Reform Act of 1995, including statements regarding our expected financial position, business and financing plans. These statements involve risks and uncertainties. Our actual results could differ materially from the results described in or implied by these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this prospectus, particularly under the headings "Special Note Regarding Forward
Looking Statements" and "Risk Factors."

         On July 26, 2006 Edgemont Resources, Inc. created a wholly-owned subsidiary, SWMX Acquisition, Inc., to acquire and merge with and into SoftWave
Media Exchange, Inc., pursuant to a merger agreement. Upon conclusion of the merger, Edgemont Resources, Inc. changed its name to SWMX, Inc. and the subsidiary changed its name to SoftWave Media Exchange, Inc.

         The merger of a private operating company, SoftWave Media Exchange,
Inc. into a non-operating public shell corporation, Edgemont Resources, Inc., with nominal assets or liabilities resulted in the shareholders of SoftWave
Media Exchange, Inc. having actual operating control of the merged company after the transaction. The transaction is considered to be a capital transaction in substance, rather than a business combination. That is, the transaction is the equivalent to the issuance of stock by the private company for the net monetary assets of the shell company, accompanied by a recapitalization. Accordingly, the outstanding shares of SoftWave Media Exchange, Inc. have been restated in the accompanying balance sheets and statement of changes in shareholders deficit to give effect to the merger. Pursuant to the merger agreement the common stock exchange ratio was one to one. The restated shares have been used in the computation of loss per share.

         On January 19, 2006, SoftWave Media Exchange, Inc. entered into a contribution agreement with Soft Wave Media, LLC and its members, Alowex, LLC
("Alowex") and Remnant Media, LLC, whereby Soft Wave Media, LLC (the
"Predecessor") contributed all of its assets and all of its liabilities to
SoftWave Media Exchange, Inc. These assets included but were not limited to software, intellectual property, domain name and website content. This transaction effectively merged the Predecessor into SoftWave Media Exchange,
Inc. and did not result in any change in ownership or control. As such the assets and liabilities of SoftWave Media Exchange, Inc., as of the contribution date, are reflected at the carryover basis of the Predecessor.

OVERVIEW

         SoftWave operates as an intermediary in implementing the sale of media time. Its long-term goal is to establish and operate a broad-based electronic media marketplace and its strategy is to develop the clientele and systems to support that marketplace on a phased basis. We are in our early stage of implementing this strategy. In August 2005, SoftWave was organized as a limited liability company after it acquired the right to operate a platform for the sale of radio advertising that had been developed and tested by several affiliated companies during the previous several years. After adding additional personnel and securing additional investors, the business entity was merged into a corporation in January 2006.

         Since inception, we have considered that the ability to achieve rapid growth in the number of entities that participate in our marketplace and to quickly expand the marketplace to include additional segments of the media market will be essential to our long run competitiveness and success. This policy has dictated that the support systems that have been designed for the marketplace be sufficiently robust to accommodate large, rapid increases in volume and be inherently scalable so that the marketplace can be expanded to incorporate additional market segments without the need for fundamental redesign of our underlying systems. Consequently, the level of expenses has been high relative to revenues and significant losses have been incurred through June 30,
2006.

         The policy of pursuing rapid growth is based on the assessment that one of the primary risks we face is the relatively low cost of simulating our business model through the creation and marketing of web sites that appear to offer a product similar to the SWMX Marketplace, but without the underlying support systems and productivity features that we provide. To the extent that such low cost competitors fail to fully deliver on the promise of an electronic media exchange, the resulting confusion and disappointment could inhibit the acceptance of the SWMX Marketplace. In addition, our management believes that, to the extent that we are successful in our efforts to achieve dramatic, industry-wide efficiencies in as large a market as global advertising media sales, we will attract large, well-funded competitors that may be successful in capturing a significant share of the market. Although we consider such competition to be to some extent inevitable and perhaps even beneficial, we believe that a key component of success for any such marketplace will be the ability to achieve a large volume of participants in its system early in the trend.

         A related risk is the risk that we will not be able to raise sufficient capital to sustain the level of growth that management considers optimal, particularly because our current business model is to promote confidence in our marketplace by acting as a principal in guaranteeing payment for advertising placements. To the extent that payables to broadcasters are incurred and satisfied faster than receivables from advertisers, our position as a principal in supporting our marketplace results in increased credit risk and a heightened need for cash.

         Other major risks that management has been addressing since inception are risks associated with developing the human, physical, technological and management resources necessary to sustain such a high level of growth in our system, the risk of unanticipated equipment or other systems failures, the risk of unforeseen legal or regulatory problems and the need to develop robust control systems for a rapidly growing enterprise.

         Financial highlights since inception in 2005 include our raising $2.0 million, before transaction expenses, through the sale of common stock in
January 2006. In connection with the closing of such equity placement, we restructured a note in the amount of $1.242 million that had been issued to affiliated entities in conjunction with the formation of SoftWave. In connection with entering into the new note and canceling the original Alowex promissory note, we wrote off the remaining debt discount on the original promissory note and the accrued interest payable thereon, resulting in an interest expense charge of approximately $195,000 in 2006. The new note is in the amount of $1.4 million, bears interest at the rate of 7% per annum and amortizes through monthly payments of principal and interest from February 2007 to January 2011.
In addition, in connection with the closing in January 2006, we entered into letter agreements with Alowex and Remnant Media, LLC (members of Soft Wave
Media, LLC) pursuant to which we agreed to pay each of Alowex and Remnant Media,
LLC, $1.3 million in consideration for services provided to SoftWave. The amounts due under the letter agreements were exchanged for shares of common stock in the July 2006 private placement. As of December 31, 2005, we recorded a liability and expense of $2.6 million in connection with these agreements.

CRITICAL ACCOUNTING POLICIES

         The accounting policies that are particularly important to our financial position and results of operations are described below:

                                       2

CAPITALIZED SOFTWARE

         In accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"),
certain direct development costs associated with internal-use software are capitalized. These costs include external direct costs of service and payroll costs for employees devoting time to software projects principally related to software coding, designing system interfaces and installation and testing of the software. These costs are recorded as fixed assets and are amortized over a period not to exceed three years beginning when the asset is substantially ready for use. Certain other costs incurred during the preliminary project stage, as well as maintenance and training costs, are expensed as incurred. Through June
30, 2006, SWMX has only capitalized the cost of the software purchased from
Alowex, a related party, based on the criteria of SOP 98-1.

REVENUE RECOGNITION AND PRESENTATION

         We recognize revenue when all of the following criteria have been met:
persuasive evidence of an arrangement exists; services have been rendered; the price to the customer is fixed and determinable and collectibility from the customer is reasonably assured. Generally, these criteria are met when the customer's advertisement is aired, and it is at this point that we recognize revenue. In compliance with Emerging Issues Task Force ("EITF") Issue No. 99-19,
Reporting Revenue Gross as a Principal versus Net as an Agent, we assess whether we or the third party broadcaster is the primary obligor. In addition, we give appropriate consideration to other key indicators such as latitude in establishing price, discretion in broadcaster selection and who has credit risk.
As we operate broadly as a network exchange and the advertising industry practice is to generally record revenue on a net versus gross basis, we believe that there must be strong evidence in place to overcome the presumption of net revenue accounting. Accordingly, we have historically recorded revenue net of pass-through charges, based on our assessment of the key indicators. Should we enter into transactions where the key indicators suggest it is acting as a principal, then we will record the gross amount billed as revenue.

OPERATIONS

         After experiencing net revenues of $190,453 and a net loss of
($3,209,586) during the period of slightly over four months since inception in
2005, net revenues were $704,725 with a loss of ($2,681,158) for the three months ended June 30, 2006 and $913,480 and ($3,625,374), respectively for the six months ended June 30, 2006. The growth in net revenue is principally related to the increase in activity in the SWMX Marketplace. The increase in expenses is related to the establishment of our infrastructure. Contributing to the loss in the three months and six months ended June 30, 2006 was an increase in the allowance for doubtful accounts of $1,232,000 of which $1,182,000 relates to one customer. In determining to establish a reserve for this one customer the
Company evaluated the willingness and the ability of this customer to satisfy its obligations. Information has come to light in September 2006, that we believe raises substantial doubt about the collectibility of this receivable and accordingly have established a reserve for the balance owed by this customer. We are vigorously pursuing all legal avenues available us in an effort to collect on this receivable.

         We use the following key metrics in evaluating our progress toward achieving the goals of our business plan.

         o    Broadcasters registered on the exchange - the number of radio stations registered on the exchange

         o    Exchange dollar volume - the dollar value of the advertising time purchased

         o    Number of transactions (spots) - the number of airtime spots purchased

         At inception in August 2005, there were 170 broadcasters registered to participate in the SWMX Marketplace. An additional 151 broadcasters were registered as of December 31, 2005. As of June 30, 2006, over 1,000 broadcasters were registered.

         Net revenues generated by the SWMX Marketplace are largely determined by the total number of ad spots sold and the value of these spots, which are subject to change due to seasonal and other factors, such as the impact of political campaigns. Until May 2006, the broadcast inventory on the SWMX
Marketplace was limited to radio spots purchased seven days in advance of sale.
The availability of this inventory is inversely proportional to the availability of spots scheduled in advance (flighting) and the cost of this inventory is also significantly lower than the cost of scheduled inventory. If we are successful in generating a significant volume of flighted sales in the radio and cable TV markets as a result of our current initiatives, our net revenues are expected to increase overall and follow seasonal and other trends that more closely reflect the overall performance of these segments of the media market.

         Since September 2005, monthly exchange dollar volume has risen from
$163,000 to $600,000 in June 2006. The average number of transactions per month increased from 6,450 to 24,000 during the same period. Management expects that the recent introduction of scheduled advertising time to our radio inventory and the expansion of the SWMX Marketplace into local spot cable TV will significantly increase exchange dollar volume and the number of transactions per month for the remainder of 2006.

                                       3

LIQUIDITY AND CAPITAL RESOURCES

         We have historically met our cash requirements and financed our growth principally through a private placement in January 2006 in which $2.0 million was raised, of which $200,000 was advanced in December 2005. Cash flows are summarized in the table below.

                                                Period from Inception             Six
                                                 (August 23, 2005) to         months ended
                                                   December 31, 2005         June 30, 2006
                                                   -----------------         -------------
Net cash used in operating activities                 $(120,180)              $(2,993,710)
Net cash used in investing activities                         -                  (472,546)
Net cash provided by financing activities               200,000                 3,386,436

         As of December 31, 2005 and June 30, 2006, the deficit that accumulated since inception was ($3,209,586) and ($6,834,960), respectively. As a result of the operating losses from inception and the growth of activity in the SWMX
Marketplace, which resulted in an increase in accounts receivable, $120,180 and
$2,993,710 has been used in operating activities for the period ended December
31, 2005 and the six months ended June 30, 2006, respectively. In the six months ended June 30, 2006, $472,546 was used in investing activities to acquire computer and other office equipment as well as software.

         SoftWave had a revolving credit facility, provided by a related party, which provided for a $1.5 million revolving loan, with an interest rate of 8% per annum. The revolving credit facility expired upon the receipt of proceeds by us in the private placement.

         We believe we will continue to incur significant operating expenses, including significant expenditures on computer hardware, in order to execute our current business plan. While we believe that we have access to sources of working capital that are sufficient to fund our operations for the year ending
December 31, 2006, there can be no assurance that such amounts will be sufficient to meet our business objectives.

RECENT EVENTS

         On July 26, 2006, we completed the private placement pursuant to which we sold 4.0 million shares of common stock for gross proceeds of $12.0 million, including through the conversion of $2.6 million owed to Alowex and Remnant
Media, LLC. In addition, we used $1.4 million to repay a loan due to Alowex.
Finally, we used $1.5 million to repay SoftWave's revolving credit facility.

         In August 2006, the Company terminated the employment of one of its officers. This former officer has commenced an arbitration proceeding, pending before the American Arbitration Association, elleging that he is due compensation and benefits in connection with his termination pursuant to his employment agreement with the Company. As the arbitration is in the very early stages, the Company is unable to predict the outcome, however, the Company believes it has a meritorious defense to these claims and intends to vigorously defend itself.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the Company's unaudited financial statements for the three and six month interim periods ended June 30, 2006 are filed in this Current
Report on Form 8-K as Exhibit 99.1.

         (d)      Exhibits.

         The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

         Exhibit No.        Description
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             99.1           SWMX, Inc. financial statements for the three and
                            six months ended June 30, 2006 (unaudited)

                                       4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 14, 2006                         SWMX, INC.

                                                  By: /s/ James Caci
                                                      --------------------------
                                                      James Caci
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.        Description
         -----------        -----------
             99.1           SWMX, Inc. financial statements for the three and
                            six months ended June 30, 2006 (unaudited)